This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Page 1 BOEING PROPRIETARY AIRCRAFT CONFIGURATION BETWEEN THE BOEING COMPANY AND Allegiant Air Exhibit A-2 to Purchase Agreement Number PA-05130

WJE-PA-05130-EXA Page 2 BOEING PROPRIETARY EXHIBIT A-2 AIRCRAFT CONFIGURATION DATED DECEMBER 31, 2021 relating to BOEING MODEL 737-7 AIRCRAFT The Detail Specification is Boeing document number D019A008, revision X, dated as of April 30, 2020. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification as amended to incorporate the optional features (Options) listed below, […***…]. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

WJE-PA-05130-EXA Page 3 BOEING PROPRIETARY CR Title […***…]Price Per A/C $ […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

WJE-PA-05130-EXA Page 4
BOEING PROPRIETARY

WJE-PA-05130-EXA Page 5 BOEING PROPRIETARY […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

WJE-PA-05130-EXA Page 6
BOEING PROPRIETARY

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

WJE-PA-05130-EXA Page 7
BOEING PROPRIETARY

[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

WJE-PA-05130-EXA Page 8
BOEING PROPRIETARY

WJE-PA-05130-EXA Page 9 BOEING PROPRIETARY […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]

WJE-PA-05130-EXA Page 10 BOEING PROPRIETARY […***…] […***…] […***…] […***…] […***…] […***…] […***…]